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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  October 29, 2001



                            ViroPharma Incorporated
                            -----------------------
                (Exact name of issuer as specified in charter)



DELAWARE                              0-021699                    94-2347624
(State or Other Jurisdiction        (Commission                (I.R.S. Employer
of Incorporation or                     file                    Identification
Organization)                          number)                      Number)



                            405 EAGLEVIEW BOULEVARD
                          EXTON, PENNSYLVANIA  19341
                   (Address of principal executive offices)


                                (610) 458-7300
             (Registrant's telephone number, including area code)
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Item 5 - Other Events.

     As more fully described in the attached press release that is incorporated herein by reference, ViroPharma Incorporated reported financial results for the third quarter ended September 30, 2001.

Item 5 - Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99  Press Release dated October 29, 2001.

                                  Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   ViroPharma Incorporated


Date: October 30, 2001                  By: /s/ Michel de Rosen
                                            -------------------
                                        Michel de Rosen
                                        President and Chief Executive Officer
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                                 EHIBIT INDEX

     Exhibit          Description
     -------          -----------

     99      Press Release dated October 29, 2001.